EXHIBIT 10.2

                         EXECUTIVE EMPLOYMENT AGREEMENT

     THIS EXECUTIVE EMPLOYMENT AGREEMENT (the "Agreement"), dated as of January 31, 2003 between TVI Corporation, a Maryland corporation (the "Employer"), and Richard V. Priddy (the "Executive").

     In consideration of the Executive's agreement to provide services under this Agreement and the mutual agreements set forth below, the receipt and legal sufficiency of which are hereby acknowledged, the Employer and the Executive agree as follows:

         SECTION 1.        Employment Relationship.
                           -----------------------

     (a) Employment by Employer.
         ----------------------

          (i) The Employer hereby employs the Executive, and the Executive hereby agrees to be employed by the Employer, as President and Chief Executive Officer of Employer. During the Executive's employment with the Employer, the Executive shall report directly to the Board of Directors of the Employer (the "Board"). The Executive agrees to abide by the rules, regulations, instructions, personnel practices and policies of the Employer and any changes therein which may be adopted from time to time by the Employer. The Executive acknowledges receipt of copies of all such rules and policies committed to writing as of the date of this Agreement.

          (ii) The Executive shall do and perform all services and acts necessary or advisable to fulfill the duties and responsibilities as are commensurate and consistent with the Executive's position and such other services as reasonably requested by the Board (the "Services"). The Executive agrees to devote all of the Executive's working time, attention and efforts to the Employer and to perform the duties of the Executive's position in accordance with the Employer's policies as in effect from time to time; provided that, the Executive shall be permitted to engage in such limited and non-competitive outside business activities that do not interfere with the performance of his duties hereunder only as may be approved by the Board in advance in accordance with the business and ethical standards of the Company adopted from time to time. The Executive's principal place of employment shall be the Employer's offices located in the Glenn Dale, Maryland area.

     (b) Employment Period.
         -----------------

          (i) Subject to earlier termination as set forth herein, the period commencing on January 1, 2003, and ending on December 31, 2005 (such three-year term being referred to as the "Initial Term"). Notwithstanding anything to the contrary contained in the preceding sentence, this Agreement shall be automatically renewed for successive one-year terms (each such one-year term a "Renewal Term"), unless sooner terminated in accordance with the provisions hereof, or unless either party gives to the other party written notice of intent not to renew the Agreement at least ninety (90) days prior to the end of the Initial Term or any Renewal Term. For the purposes of this Agreement, the Initial Term and each Renewal Term shall collectively be referred to as the "Employment Period."

          (ii) Executive agrees and acknowledges that the Employer has no obligation to extend the Employment Period, and Executive expressly acknowledges that no promises or understandings to the contrary have been made or reached. Executive also agrees and acknowledges that, should the Employer choose to continue Executive's employment for any period of time after the expiration of the Employment Period, Executive's employment with the Employer, unless otherwise agreed by the parties, will be "at will." In


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     other words,  during any time  following the  expiration of the  Employment
     Period, unless otherwise agreed by the parties, the Employer may terminate Executive's employment at any time, with or without reason and with or without notice, and Executive may resign at any time, with or without reason and with or without notice. All references herein to the term of this Agreement shall refer to the Initial Term, the Renewal Term and any successive term as the context logically requires.

         SECTION 2.        Compensation and Benefits.
                           -------------------------

         During the Employment Period:
         ----------------------------

     (a) Annual Compensation.  The Employer shall pay to the Executive an annual
         -------------------
compensation, consisting of salary and bonus as set forth herein. Payment and calculation shall be as follows:

          (i) Annual Base Salary.  For each fiscal year of the Employment Period
              ------------------
     the Employer shall pay the Executive an annual base salary of One Hundred Fifty Thousand Dollars ($150,000.00), subject to annual increase, as determined in the sole discretion of the Board; provided that, such annual increase will be no less than five percent (5%) (the "Base Salary"). Base Salary shall be payable in accordance with the Employer's payroll practices, as in effect from time to time.

          (ii)  Annual  Bonus.  The  Executive  shall be  eligible to receive an
                -------------
     annual performance-based bonus to be calculated and awarded in accordance with Schedule A, attached hereto (the "Annual Bonus").
          ----------

     (b) Stock  Options/Awards.  Executive shall participate in all stock option
         ---------------------
plans and other equity programs maintained by Employer for which he is eligible, including the Employer's Amended and Restated 1998 Incentive Stock Option Plan (the "Plan") for Board members and key employees. Specifically, each year during the term, Executive shall be entitled to participate and receive the maximum number of incentive stock options granted to "key employees" under the Plan. Additionally, for so long as the Executive remains a member of the Board, he shall be entitled to receive the standard director compensation as in effect from time to time for Board members including, without limitation, stock options/awards and Board attendance fees. Additionally, the Board may, in the exercise of its sole discretion, grant Executive additional stock options and other equity awards from time to time.

     (c) Benefits. During the Employment Period, the Executive shall be entitled
         --------
to participate in any welfare, health and life insurance and pension benefit and incentive programs as may be adopted from time to time by the Employer in accordance with the plans, policies, programs and practices of the Employer applicable to similarly situated employees of the Employer; provided that, such benefits will include long term disability insurance covering 60% of Executive's Base Salary up to age 65.

     (d) Reimbursement for Business  Expenses.  The Employer shall reimburse the
         ------------------------------------
Executive for all reasonable and necessary business expenses incurred by the Executive in performing the Executive's duties for the Employer, on the same basis as similarly situated employees and in accordance with the Employer's policies as in effect from time to time. At Executive's option, Executive shall either receive a monthly automobile allowance of $350 or be reimbursed for mileage driven in connection with his duties hereunder at the maximum rate then established by the Internal Revenue Service (currently $0.36/mile).


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         SECTION 3.        Termination.
                           -----------

     (a) Death or  Disability.  If the  Executive  dies  during  the  Employment
         --------------------
Period, the Employment Period shall terminate as of the date of the Executive's death. Similarly, the Employment Period shall terminate as of the date of the Executive's Disability. For purposes of this Agreement, the term "Disability" shall mean: (i) when Executive is determined to be totally disabled under the terms of any disability income insurance policy maintained by the Employer for the benefit of Executive; (ii) Executive's inability, because of mental or physical impairment, to perform his duties under this Agreement for a period in excess of ninety (90) consecutive days, or (iii) Executive's inability, because of mental or physical impairment, to perform his duties under this Agreement for a period in excess of one hundred eighty (180) days in any consecutive twelve
(12) month period, if, in the case of either (ii) or (iii), a duly licensed, actively practicing physician reasonably acceptable to the Employer certifies in a written medical opinion and with reasonable medical certainty that Executive is and will continue to be unable to perform his regular full-time employment duties with the Employer for a period of six (6) months after the commencement date of such disability. During any period prior to such termination during which the Executive is absent from the full-time performance of the Executive's duties with the Employer due to Disability, the Employer shall continue to pay the Executive's Base Salary at the rate in effect at the commencement of such period of Disability, offset by any amounts payable to the Executive under any disability insurance plan or policy provided by the Employer.

     (b) Cause. The Employer, at its option, may terminate the Employment Period
         -----
and all of the obligations of the Employer under this Agreement for Cause at anytime. The Employer shall have "Cause" to terminate the Executive's employment hereunder in the event of: (i) the Executive's conviction of, plea of guilty or nolo contendere to, or admission that he has committed a felony, (ii) the Executive's willful or gross neglect of the material duties required by this Agreement, (iii) the Executive's failure to perform his duties ably and competently; (iv) the Executive's willful misconduct in the performance of the Services, or (v) Executive's breach of the provisions of Section 4 and/or 5 of this Agreement; provided that, in the case of an event described in clause (ii) or clause (iii) above, that (A) the Executive has received written notice of the specific claimed deficiencies and has had an opportunity to discuss such matters at a meeting of the Board, and (B) the Executive has not cured such action to the satisfaction of the Board within thirty (30) days after meeting with the Board.

     (c)  Termination by Executive for Good Reason.  The Executive may terminate
          ----------------------------------------
this Agreement upon thirty (30) days prior written notice to the Employer that Good Reason (as defined below) has occurred, with such notice setting forth the basis therefor, if the basis for such Good Reason is not cured within such 30-day period after written notice. "Good Reason" means: (i) the failure of the Employer to pay any amounts due under this Agreement, other than amounts disputed in good faith with the basis for such dispute set forth by the Employer in writing, (ii) a substantial diminution in the material status, title, position or responsibilities of the Executive, other than for Cause, (iii) the requirement that the Executive engage in any unlawful act or act of dishonesty, fraud or deception in the course of his employment, or (iv) Executive's relocation to a facility or location more than fifty (50) miles from the Employer's current facility.


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     (d) Payment in the Event of Termination.
         -----------------------------------

          (i) Basic Termination Payment.  Upon the termination of the Employment
              -------------------------
     Period at any time for any reason, the Employer shall pay to the Executive or his estate any accrued and unpaid compensation (together with any interest or earnings thereon) that has not yet been paid; provided that, in the event of termination of the Employment Period due to Executive's death, Employer shall pay to Executive's surviving heirs a lump sum payment equal to three (3) months of the then-current Base Salary within sixty (60) days of the date of death, in addition to any other death-related benefits the Employer may provide.

          (ii)  Standard  Involuntary  Termination  Payment.  Subject to Section
                -------------------------------------------
     3(d)(iii) hereof, following the termination of the Employment Period at any time either by the Employer without Cause or by the Executive for Good Reason, the Employer shall continue to provide to the Executive both: (A) Executive's Base Salary, and (B) all benefits otherwise to be provided under Section 2(c) hereof had employment not terminated for a period equal to the remaining balance of the Employment Period.

          (iii) Involuntary  Termination  Payment Following a Change of Control.
                ---------------------------------------------------------------
     Notwithstanding the foregoing, in the event of the termination of the Employment Period within the one (1) year period following a Change of Control (as hereinafter defined) either by the Employer without Cause or by the Executive for Good Reason, the Employer shall continue to provide to the Executive both: (A) the Executive's Base Salary and (B) continuation of all benefits otherwise to be provided under Section 2(c) hereof had employment not terminated for a period equal to the greater of: (1) the Employment Period then remaining, or (2) a twelve (12) month period. Additionally, in such an event, Executive shall be entitled to receive an Annual Bonus for the year during which such termination occurred notwithstanding that Executive is not employed by Employer on the Bonus Payment Date. In such an event, the Annual Bonus shall be pro rated and calculated based upon the number of full months actually worked by the Executive.

          (iv) "Change of Control" Defined. For purposes of this Agreement, a "Change of Control" means: (a) the sale of all or substantially all of the assets of the Employer, (b) the dissolution or liquidation of the Employer, or (c) any merger, share exchange, consolidation or other reorganization or business combination of the Employer if immediately after such transaction either: (1) persons who were directors of the Employer immediately prior to such transaction do not constitute at least a majority of the directors of the surviving entity, or (2) persons who hold over fifty percent (50%) of the voting capital stock of the surviving entity are not persons who held voting capital stock of the Employer immediately prior to such transaction.


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         SECTION 4.        Confidentiality; Non-Disclosure.
                           -------------------------------

     (a) Confidentiality.
         ---------------

          (i) Non-Disclosure  Obligation.  The Executive acknowledges that while
              --------------------------
     employed by the Employer, the Executive will occupy a position of trust and confidence. The Executive shall not disclose to others or use, whether directly or indirectly, any Confidential Information regarding the Employer or any of its subsidiaries; provided. However, that this Section 4(a)(i) shall not apply to any disclosure: (A) required to perform the Executive's duties hereunder; (B) required by applicable law; or (C) of information that shall have become public other than by the Executive's authorized disclosure. "Confidential Information" means all "Developments" (as defined below) and all information about the Employer or any of its subsidiaries, and their clients and customers that is not disclosed by the Employer or any of its subsidiaries in the ordinary course of business and that was learned by the Executive in the course of employment by the Employer or by the Executive in the course of employment by any of its subsidiaries, including (without limitation) any proprietary knowledge, trade secrets, data, formulae, information and client and customer lists, prospects lists, pricing information, quotations, budgets, proposals, existing or contemplated services or products, research, financial, marketing and operational plans, proposals and strategies and all papers, resumes, and records (including computer records) of the documents containing such Confidential Information. The Executive acknowledges that such Confidential Information is specialized, unique in nature and of great value to the Employer and its subsidiaries, and that such information gives the Employer and its subsidiaries a competitive advantage. The Executive agrees to deliver or return to the Employer, at the Employer's request at any time or upon termination or expiration of the Executive's employment or as soon thereafter as possible, all documents, computer tapes and disks, records, lists, data, drawings, prints, notes and written information (and all copies thereof) furnished by the Employer and its subsidiaries or prepared by the Executive in the course of the Executive's employment by the Employer and its subsidiaries. As used in this Agreement, "subsidiaries" means any company controlled by the Employer.

          (ii) Compulsory Disclosures.  If the Executive is requested or (in the
               ----------------------
     opinion of his counsel) required by law or judicial order to disclose any Confidential Information, the Executive shall provide the Employer with prompt notice of any such request or requirement so that the Employer may seek an appropriate protective order or waiver of the Executive's compliance with the provisions of this Section 4(a).

     (b)   Intellectual   Property.   Executive  agrees  that  all  innovations,
           -----------------------
inventions, discoveries, developments, improvements, works of authorship and computer programs and related documentation that are made, conceived of or first reduced to practice by him/her, either solely or jointly with others while employed by the Employer as a result of tasks assigned to Executive by the Employer, or from the use of premises or property owned, leased or contracted for by the Employer (collectively, the "Developments"), and any and all intellectual property and other proprietary rights relating thereto whatsoever, whether patented, copyrighted, maintained as a trade secret, registered, recorded or otherwise protected (collectively, the "Intellectual Property"), will be the sole and exclusive property of the Employer. Executive shall promptly disclose to the Employer all Developments, and Executive shall have no


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claim for additional compensation for the Developments or Intellectual Property.
Executive shall execute such instruments as may be requested by the Employer to confirm the Employer's ownership of all Intellectual Property described, and shall, at the Employer's expense, provide all reasonable assistance in the application, preparation, filing, prosecution and maintenance of any protections relating to such property, or such other actions as may be required to perfect the Employer's interest in such property.

         SECTION 5.        Non-Competition; Non-Solicitation.
                           ---------------------------------

     (a) Executive acknowledges and recognizes his possession of Confidential Information and acknowledges the highly competitive nature of the business of the Employer and accordingly agrees that, in consideration of the premises contained herein, he will not, during the Employment Period and for one (1) year after the date of termination of his employment for any reason, either individually or as an officer, director, stockholder, member, employee, partner, agent, consultant or principal of another business firm (other than as a passive shareholder of a company in which the Executive owns less than five percent (5%)): (i) engage in any business which competes directly with Employer with respect to the Employer's services and products, (ii) solicit to perform for any Customer or Prospective Customer, or (iii) perform for any Customer or Prospective Customer, for the purpose of providing services or products of a nature or kind similar to those provided by the Employer, or proposed to be provided by the Employer, to any Customer or Prospective Customer. "Customer" means any entity that has purchased products or services from the Employer at any time within two (2) years prior to the termination of Executive's employment, and "Prospective Customer" means any entity either identified by the Employer for solicitation for products or services, or solicited by the Employer, any time within one (1) year prior to the Executive's termination.

     (b) The Executive recognizes that he will possess confidential information about other employees of the Employer and its subsidiaries relating to their education, experience, skills, abilities, compensation and benefits, and inter-personal relationships with suppliers to and customers of the Employer and its subsidiaries. The Executive recognizes that the information he will possess about these other employees is not generally known, is of substantial value to the Employer and its subsidiaries in developing their respective businesses and in securing and retaining customers, and will be acquired by Executive because of Executive's business position with the Employer. Executive agrees that during the Employment Period or for one (1) year after the date of termination of his employment, Executive will not, directly or indirectly, hire, recruit, solicit or induce, or attempt to hire, recruit solicit or induce, any employee of the Employer for the purpose of being employed or otherwise engaged by Executive or by any business, individual, partnership, firm, corporation or other entity on whose behalf Executive is acting as an employee, agent or other representative and that Executive will not convey any Confidential Information or trade secrets about other employees of the Employer or any of its subsidiaries to any other person except within the scope of Executive's duties hereunder.


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         SECTION 6.        General Provisions.
                           ------------------

     (a) Enforceability.  It is the desire and intent of the parties hereto that
         --------------
the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, although the Executive and the Employer consider the restrictions contained in this Agreement to be reasonable for the express purpose of preserving the Employer's goodwill and proprietary rights, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Executive consider the restrictions contained in Section 5 to be reasonable and necessary to protect the Employer's legitimate business interests, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Executive, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.

     (b) Remedies; Survival. The parties acknowledge that the Employer's damages
         ------------------
at law may be an inadequate remedy for the breach by the Executive of any provision of Section 4 or Section 5, and agree in the event of such breach that the Employer may obtain temporary and permanent injunctive relief restraining the Executive from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of
Section 4 or Section 5 or for any breach or threatened breach of any other provision of this Agreement. The obligations contained in Sections 4 and 5 shall, to the extent provided in Sections 4 and 5, survive the termination or expiration of the Executive's employment with the Employer and, as applicable, shall be fully enforceable thereafter in accordance with the terms of this Agreement. In the event of termination of the Employment Period in accordance with Section 3, the Executive agrees to cooperate with the Employer in order to ensure an orderly transfer of the Executive's duties and responsibilities. Executive shall pay all costs incurred by the Employer, including reasonable attorneys fees, in the enforcement of this Agreement.

     (c)  Withholding.  The  Employer  shall  withhold  such  amounts  from  any
          -----------
compensation or other benefits payable to the Executive under this Agreement on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.

     (d) Assignment;  Successors. This Agreement shall be binding upon and inure
         -----------------------
to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Employer may be merged or which may otherwise succeed to its assets or business. Consequently, this Agreement shall, subject to the provisions hereof, be binding upon and inure to the benefit of such successor and such successor shall discharge and perform all the promises, covenants, duties and obligations of the Employer hereunder, and all references herein to the "Employer" shall thereafter refer to such successor. Notwithstanding the foregoing, the obligations of the Executive are personal and shall not be assigned by him.

     (e) Key Man Insurance.  The Employer shall have the right to obtain key man
         -----------------
life insurance, for the benefit of the Employer, with respect to the Executive, and the Executive shall undergo such physical examinations and provide such other cooperation as may reasonably be requested by the Employer in order to obtain and maintain such insurance.


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     (f)  Indemnity.  The  Employer  hereby  agrees  to  indemnify  and hold the
          ---------
Executive harmless to the maximum degree allowed by law against any and all liabilities, expenses (including attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the Executive's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Employer), if with respect to the actions at issue in the proceeding the Executive acted in good faith and in a manner Executive reasonably believed to be in, or not opposed to, the best interests of the Employer, and (with respect to any criminal action) Executive had no reason to believe Executive's conduct was unlawful.

     (g) Acknowledgment.  The parties hereto acknowledge that Employer's general
         --------------
counsel, Whiteford, Taylor & Preston L.L.P., has prepared this Agreement on behalf of the Employer and not the Executive. The Executive acknowledges that he has been advised by the Employer to seek the advice of independent counsel prior to reaching agreement with the Employer on any of the terms of this Agreement and that he has carefully read this Agreement, understands its terms, consulted with an attorney of its choice, and voluntarily executes the same as its own free act with the intent to be legally bound thereby. The parties agree that no rule of construction shall apply to this Agreement which construes ambiguous language in favor of or against any party by reason of that party's role in drafting this Agreement.

     (h) Waivers;  Modification.  Failure to insist upon strict  compliance with
         ----------------------
any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times. This Agreement shall not be modified in any respect except by a writing executed by each party hereto.


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     (i)  Notices.  All notices or other  communications  which are  required or
          -------
permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with confirmation of receipt), addressed as follows:

   If to the Employer:                     With a copy to:

   TVI Corporation                         Frank S. Jones, Jr.
   7100 Holladay Tyler Road, Suite 300     Whiteford, Taylor & Preston L.L.P.
   Glenn Dale, MD 20769                    Seven Saint Paul Street
   Attn:  Board of Directors               Baltimore, Maryland  21202

   If to the Executive:                    With a copy to:

   Richard V. Priddy                       John B. Ward, Jr.
                                           Foard, Gisriel, O'Brien & Ward, LLC
                                           29 W. Susquehanna Avenue, Suite 302
                                           Towson, Maryland 21204

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.


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


     (j) Descriptive Headings; Certain Interpretations. Descriptive headings are
         ---------------------------------------------
for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Except as otherwise expressly provided in this Agreement: (i) any reference in this Agreement to any agreement, document or instrument includes all permitted supplements and amendments; (ii) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (iii) the words "include," "included" and "including" are not limiting; and (iv) a reference to a person or entity includes its permitted successors and assigns.

     (k) Counterparts;  Entire Agreement.  This Agreement may be executed in any
         -------------------------------
number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and terminates and supersedes all other or prior written or oral agreements or understandings among the parties with respect to the Executive's employment by the Employer. The Executive hereby represents and warrants that by entering into this Agreement and performing his services hereunder, the Executive will not breach or violate the terms of any employment agreement, non-competition agreement, or similar agreement to which the Executive is a party or by which he may be bound.

     (l) Governing Law;  Jurisdiction.  This  Agreement and the legal  relations
         -------------
thus created between the parties hereto shall be governed by and construed under and in accordance with the internal laws of the State of Maryland without reference to the principles of conflicts of laws. Any and all disputes between the parties which may arise pursuant to this Agreement will be heard and determined before an appropriate federal court in Maryland, or, if not maintainable herein, then in an appropriate Maryland state court. The parties acknowledge that such courts have jurisdiction to interpret and enforce the provisions of this Agreement, and the parties consent to, and waive any and all objections that they may have as to, personal jurisdiction and/or venue in such courts.

     (m)  Expenses.  Any cost,  expense,  tax or any other  charges  incurred by
          --------
either of the parties hereto shall be borne by the party incurring such cost, expense, tax or charge; provided that, upon submission of an itemized statement and such other supporting documentation as the Employer may reasonably request, the Employer shall reimburse Employee up to $3,500 for legal fees (not to exceed $175 per hour) and disbursements actually incurred in connection with the execution of this Agreement.



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


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                          EMPLOYER:

                                    TVI CORPORATION


                                    /s/ MARK N. HAMMOND
                                    --------------------
                                        Mark N. Hammond


                          EXECUTIVE:


                                     /s/ RICHARD V. PRIDDY
                                     ---------------------
                                         Richard V. Priddy





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